UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 10, 2025

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 10, 2025, Funko, Inc. (the “Company”) clarified that its net sales guidance for the full year 2025 provided on its earnings call on March 6, 2025 should have been a range of $1.05 billion to $1.082 billion, which is consistent with the guidance provided in the Company’s earnings release on the same date.

Forward Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the Company’s net sales guidance. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s ability to execute its business strategy; the Company’s ability to manage its inventories and growth; the Company’s ability to maintain and realize the full value of its license agreements; impacts from economic downturns; changes in the retail industry and markets for the Company’s consumer products; the Company’s ability to maintain its relationships with retail customers and distributors; the Company’s ability to compete effectively; fluctuations in the Company’s gross margin; the Company’s dependence on content development and creation by third parties; the ongoing level of popularity of the Company’s products with consumers; the Company’s ability to develop and introduce products in a timely and cost-effective manner; the Company’s ability to obtain, maintain and protect its intellectual property rights or those of the Company’s licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of the Company’s products; the Company’s ability to attract and retain qualified employees and maintain its corporate culture; the Company’s use of third-party manufacturing; risks associated with climate change; increased attention to sustainability and environmental, social and governance initiatives; geographic concentration of the Company’s operations; risks associated with the Company’s international operations; changes in effective tax rates or tax law; the Company’s dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; future development and acceptance of blockchain networks; risks associated with receiving payments in digital assets; risk resulting from the Company’s e-commerce business and social media presence; the Company’s ability to successfully operate the Company’s information systems and implement new technology; risks relating to the Company’s indebtedness, including the Company’s ability to comply with financial and negative covenants under its Credit Agreement, as amended; the Company’s ability to secure additional financing on favorable terms or at all; the potential for the Company’s or the Company’s third-party providers’ electronic data or the electronic data of its customers to be compromised; the influence of the Company’s significant stockholder, TCG, and the possibility that TCG’s interests may conflict with the interests of the Company’s other stockholders; risks relating to the Company’s organizational structure; including the Tax Receivable Agreement (“TRA”) which confers certain benefits upon the parties to the TRA (“TRA Parties”) that will not benefit Class A common stockholders to the same extent as it will benefit the TRA Parties; volatility in the price of the Company’s Class A common stock; and risks associated with the Company’s internal control over financial reporting. These and other important factors discussed under the caption “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2024 and the Company’s other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2025	FUNKO, INC.

	By:	/s/ Yves LePendeven
Yves LePendeven
Chief Financial Officer